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                                                                    Exhibit 99.2



          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 of Transatlantic Holdings, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steven S. Skalicky, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                    /s/ STEVEN S. SKALICKY
                                    --------------------------------------------
                                    Steven S. Skalicky
                                    Executive Vice President and Chief Financial
                                    Officer


Date:  November 13, 2002